Exhibit 10.7

Power of Attorney Agreement

This Power of Attorney Agreement (this “Agreement”) is executed by and between the following Parties as of the 24th day of May, 2011 in Beijing, China :

Party A:                  Kutianxia (Beijing) Information Technology Ltd., a limited liability company incorporated and existing under the laws of China, with its address at Room 2407, Bld 31, No.25, Yuetan North Street, Xicheng District, Beijing; and

Party B:                    Zhaohui Huang, a citizen of the People’s Republic of China (“China”) with Identification Card No.: 362201197407310629.

In this Agreement, each of Party A and Party B shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

Party B holds 10% of the equity interests in Beijing Secoo Trading Limited (“Beijing Secoo”) (“Party B’s Shareholding”).

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

Party B hereby irrevocably authorizes Party A to exercise the following rights relating to Party B’s Shareholding during the term of this Agreement:

Party A is hereby authorized to act on behalf of Party B as the exclusive agent and attorney of Party B with respect to all matters concerning Party B’s Shareholding, including without limitation to: 1) attend shareholders’ meetings of Beijing Secoo; 2) exercise all the shareholder’s rights and shareholder’s voting rights Party B is entitled to under the laws of China and Articles of Association of Beijing Secoo, including but not limited to the sale, transfer, pledge or disposition of Party B’s Shareholding in part or in whole; and 3) designate and appoint on behalf of Party B the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Beijing Secoo.

Without limiting the generality of the powers granted hereunder, Party A shall have the power and authority under this Agreement to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which Party B is required to be a party, on behalf of Party B, and to fulfill the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which Party B is a party.

All the actions associated with Party B’s Shareholding conducted by Party A shall be deemed as Party B’s own actions, and all the documents related to Party B’s Shareholding executed by Party A shall be deemed to be executed by Party B himself/herself. Party B hereby acknowledges and ratifies those actions and/or documents by Party A.

Party A is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to Party B or obtaining consent of Party B.

Party B is entitled to enter into this Agreement and made the authorization hereunder which shall be irrevocable and continuously valid from the date of execution of this Agreement, so long as Party B is a shareholder of Beijing Secoo.

During the term of this Agreement, Party B hereby waives all the rights associated with Party B’s Shareholding, which have been authorized to Party A through this Agreement, and shall not exercise such rights by himself/herself.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

This Agreement is written in Chinese in two copies, each Party having one copy with equal legal validity.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:            Kutianxia (Beijing) Information Technology Ltd.

(Company Seal)

By:	/s/ Rixue Li
Name:	Rixue Li
Title:	Legal Representative

Party B:	Zhaohui Huang

By:	/s/ Zhaohui Huang
Name:	Zhaohui Huang

Power of Attorney Agreement

This Power of Attorney Agreement (this “Agreement”) is executed by and between the following Parties as of the 24th day of May, 2011 in Beijing, China :

Party A:                  Kutianxia (Beijing) Information Technology Ltd., a limited liability company incorporated and existing under the laws of China, with its address at Room 2407, Bld 31, No.25, Yuetan North Street, Xicheng District, Beijing; and

Party B:                    Rixue Li, a citizen of the People’s Republic of China (“China”) with Identification Card No.: 362201197406073879.

In this Agreement, each of Party A and Party B shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

Party B holds 90% of the equity interests in Beijing Secoo Trading Limited (“Beijing Secoo”) (“Party B’s Shareholding”).

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

Party B hereby irrevocably authorizes Party A to exercise the following rights relating to Party B’s Shareholding during the term of this Agreement:

Party A is hereby authorized to act on behalf of Party B as the exclusive agent and attorney of Party B with respect to all matters concerning Party B’s Shareholding, including without limitation to: 1) attend shareholders’ meetings of Beijing Secoo; 2) exercise all the shareholder’s rights and shareholder’s voting rights Party B is entitled to under the laws of China and Articles of Association of Beijing Secoo, including but not limited to the sale, transfer, pledge or disposition of Party B’s Shareholding in part or in whole; and 3) designate and appoint on behalf of Party B the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Beijing Secoo.

Without limiting the generality of the powers granted hereunder, Party A shall have the power and authority under this Agreement to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which Party B is required to be a party, on behalf of Party B, and to fulfill the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which Party B is a party.

All the actions associated with Party B’s Shareholding conducted by Party A shall be deemed as Party B’s own actions, and all the documents related to Party B’s Shareholding executed by Party A shall be deemed to be executed by Party B himself/herself. Party B hereby acknowledges and ratifies those actions and/or documents by Party A.

Party A is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to Party B or obtaining consent of Party B.

Party B is entitled to enter into this Agreement and made the authorization hereunder which shall be irrevocable and continuously valid from the date of execution of this Agreement, so long as Party B is a shareholder of Beijing Secoo.

During the term of this Agreement, Party B hereby waives all the rights associated with Party B’s Shareholding, which have been authorized to Party A through this Agreement, and shall not exercise such rights by himself/herself.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

This Agreement is written in Chinese in two copies, each Party having one copy with equal legal validity.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney Agreement as of the date first above written.

Party A:            Kutianxia (Beijing) Information Technology Ltd.

(Company Seal)

By:	/s/ Rixue Li
Name:	Rixue Li
Title:	Legal Representative

Party B:	Rixue Li

By:	/s/ Rixue Li
Name:	Rixue Li